UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) August 24, 2007
THE GREAT ATLANTIC & PACIFIC
TEA COMPANY, INC.

(Exact name of Registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation or organization)	1-4141 (Commission File Number)	13-1890974 (I.R.S. Employer Identification No.)

Two Paragon Drive, Montvale, NJ	07645
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (201) 573-9700
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-23.1: CONSENT OF PRICEWATERHOUSECOOPERS LLP
EX-23.2: CONSENT OF ERNST & YOUNG LLP
EX-99.1: REVISED FINANCIAL INFORMATION

Item 8.01 Other Events
     The Great Atlantic & Pacific Tea Company, Inc. (“A&P”) has filed this Current Report on Form 8-K in order to revise the historical financial statements included in its Annual Report on Form 10-K for the fiscal year ended February 24, 2007 (the “Form 10-K”) to reflect, for all periods presented in the Form 10-K, the reclassification of revenues and expenses of its supermarkets in the Greater New Orleans area as discontinued operations in accordance with Statement of Financial Accounting Standards No. 144, Accounting for the Impairment or Disposal of Long-lived Assets ( “Statement 144”).
     In addition, beginning in the first quarter of fiscal 2007, our Company revised our reportable segments to reflect our operations by geographic region. Our revised segments, which are reflected in these financial statements, are the Northeast, Midwest, and our investment in Metro, Inc. Our Northeast and Midwest segments are comprised of retail supermarkets. Our investment in Metro, Inc. represents our economic interest in Metro, Inc. and is required to be reported as an operating segment in accordance with SFAS No. 131, “Disclosure about Segments of an Enterprise and Related Information” as our investment was greater than 10% of our Company’s combined assets of all operating segments and the investment generated operating income during the first quarter of fiscal 2007.
     On May 30, 2007, A&P announced that it was in advanced negotiations with a number of buyers for its 21 stores based in the Greater New Orleans area. As reported in our Quarterly Report on Form 10-Q for the quarterly period ended June 16, 2007 (the “Form 10-Q”), consistent with the provisions of Statement 144, A&P classified its assets in the Greater New Orleans Area as assets held for sale at June 16, 2007.
     Under current Securities and Exchange Commission (“SEC”) guidance, the same classification as discontinued operations for the quarterly period ended June 16, 2007 required by SFAS No. 144 is also required for previously issued financial statements included in the Form 10-K, if those financial statements are incorporated by reference in filings with the SEC under the Securities Act of 1933, as amended, even though those financial statements relate to periods prior to the operations being classified as discontinued operations.
     This report includes the following with respect to the periods presented in the Form 10-K:
•	Revised Selected Financial Data (Part II. Item 6);

•	Revised Management’s Discussion and Analysis of Financial Condition and Results of Operations (Part II. Item 7); and

•	Revised Financial Statements and Supplementary Data (Part II. Item 8).
     The reclassification of A&P’s stores in the Greater New Orleans area as discontinued operations had no effect on the net income previously reported by A&P in the audited financial statements contained in the Form 10-K.
     This Form 8-K does not reflect events occurring after the filing of the Form 10-K, and does not modify or update the disclosures therein, except as required to reflect the changes for discontinued operations and segment disclosures as described above. The information filed with this Form 8-K should be read together with the Form 10-K (except for Items 6, 7 and 8, which are contained in this report) and A&P’s subsequent SEC filings, including the Form 10-Q.

Item 9.01 Financial Statements and Exhibits
     (d) Exhibits
23.1	Consent of Independent Registered Public Accounting Firm from PricewaterhouseCoopers LLP

23.2	Consent of Independent Auditors from Ernst & Young LLP

99.1	Revised financial information for the years ended February 24, 2007, February 25, 2006 and February 26, 2005 for the application of the provisions of SFAS 144 “Accounting for the Impairment or Disposal of Long-lived Assets”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Great Atlantic & Pacific Tea Company, Inc. (Registrant)
August 24, 2007	By:	/s/ Allan Richards
	Name:	Allan Richards
	Title:	Senior Vice President, Human Resources, Labor Relations, Legal Services & Secretary